SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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                                   AT&T CORP.
                (Name of Registrant as Specified in Its Charter)

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VOTE ON THE TCI MERGER

If you own AT&T stock - whether through a broker, your savings plan or individual shares - be sure to cast your vote on the proposed merger with TCI by February 17, 1999. TCI is one of the country's leading cable-television companies, and we believe this merger will help secure AT&T's long-term leadership as a total communications provider. For more information about the merger and the voting process, check out the AT&T Investor Relations site or call AT&T Shareowner Services on 1-800-947-9727.


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Dear Encore readers:

AT&T is taking an important step to grow and energize our business. We are proposing a merger with Tele-Communications Inc. (TCI), one of the country's leading cable-television companies. We believe this merger will secure our long-term leadership in the industry by positioning AT&T as a total communications provider for the future.

There are several ways you can help this merger succeed.

First, if you own AT&T stock -- whether through a broker, your savings plan or individual shares -- be sure to cast your vote on the proposed merger with TCI by February 17, 1999. Shareowners have been mailed a package that contains a detailed proxy statement, instructions and a ballot card. (Those who own shares through multiple sources may receive several ballots and should vote on each of them.) AT&T's Board of Directors has carefully considered this merger and unanimously recommends approving the proposal. But if a shareowner takes no action at all, it will, in effect, count as a vote against the merger.

Second, if friends or family members ask you about the proposed merger, please share with them this information:

         - By merging TCI's operations with ours, we can weave their powerful, high-speed cable network into our AT&T Worldwide Intelligent Network, adapting the cable facilities for handling telephone calls and more.

         - This merger will give AT&T its first direct, "broadband" connection to customers' homes using lines we own and control.

         - Broadband is much faster and can carry more pictures, sound, data and video than a normal phone line.

         - Broadband will allow us to offer a wider spectrum of services under the AT&T brand, including local telephone service, long distance service, wireless/cellular service, Internet access, and cable- and pay-television entertainment services.

If you'd like more information about the merger and the voting process, check out the AT&T Investor Relations site at www.att.com/ir or call AT&T Shareowner Services on 1-800-947-9727.

And if you know other AT&T retirees who may be interested in this development, please pass this message along.

Best wishes for the new year,

Martha Hickson
Encore magazine

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Dear Resource Center Site Managers:

By proposing a merger with Tele-Communications Inc. (TCI), one of the country's leading cable-television companies, AT&T is taking an important step to grow and energize our business. I'd appreciate your help in getting the word out to your clients who have retired or are about to.

Shareowners have been mailed a package that contains a detailed proxy statement, instructions and a ballot card. (Those who own shares through multiple sources may receive several ballots and should vote on each of them.) AT&T's Board of Directors has carefully considered this merger and unanimously recommends approving the proposal. But if a shareowner takes no action at all, it will, in effect, count as a vote against the merger.

In your meetings and publications, please remind your clients to cast their votes on the proposed merger with TCI by February 17, 1999. For more information about the merger and the voting process, shareowners can check out the AT&T Investor Relations site at www.att.com/ir or call AT&T Shareowner Services on 1-800-947-9727.

Thanks for your help in spreading the word and best wishes for the new year,

Martha Hickson
Encore magazine

Dear Pioneers Leaders:

By proposing a merger with Tele-Communications Inc. (TCI), one of the country's leading cable-television companies, AT&T is taking an important step to grow and energize our business. I'd appreciate your help in getting the word out to retiree shareowners.

Shareowners have been mailed a package that contains a detailed proxy statement, instructions and a ballot card. (Those who own shares through multiple sources may receive several ballots and should vote on each of them.) AT&T's Board of Directors has carefully considered this merger and unanimously recommends approving the proposal. But if a shareowner takes no action at all, it will, in effect, count as a vote against the merger.

In your next meeting, conference call or mailing, please remind retirees to cast their votes on the proposed merger with TCI by February 17, 1999. For more information about the merger and the voting process, retirees can check out the AT&T Investor Relations site at www.att.com/ir or call AT&T Shareowner Services on 1-800-947-9727.

Thanks for your help in spreading the word, and best wishes for the new year,

Martha Hickson
Encore magazine

Dear Meeting Coordinators:

By proposing a merger with Tele-Communications Inc. (TCI), one of the country's leading cable-television companies, AT&T is taking an important step to grow and energize our business. I'd appreciate your help in getting the word out to retiree shareowners.

Shareowners have been mailed a package that contains a detailed proxy statement, instructions and a ballot card. (Those who own shares through multiple sources may receive several ballots and should vote on each of them.) AT&T's Board of Directors has carefully considered this merger and unanimously recommends approving the proposal. But if a shareowner takes no action at all, it will, in effect, count as a vote against the merger.

At your next meeting, please distribute the enclosed reminder for retirees to cast their votes on the proposed merger with TCI by February 17, 1999. For more information about the merger and the voting process, retirees can check out the AT&T Investor Relations site at www.att.com/ir or call AT&T Shareowner Services on 1-800-947-9727.

Thanks for your help in spreading the word and best wishes for the new year,

Martha Hickson
Encore magazine

                                AT&T SHAREOWNERS

                                   VOTE NOW!
                             [Picture of Uncle Sam]

By proposing a merger with Tele-Communications Inc. (TCI), one of the country's leading cable-television companies, AT&T is taking an important step to grow and energize our business. AT&T's Board of Directors has carefully considered this merger and unanimously recommends approval.

                          BE SURE TO CAST YOUR VOTE BY
                               FEBRUARY 17, 1999

Shareowners have been mailed a package that contains a detailed proxy statement, instructions and a ballot card. (Those who own shares through multiple sources may receive several ballots and should vote on each of them.) If you take no action, it will count as a vote AGAINST the merger.

                             FOR MORE INFORMATION:

Visit AT&T Investor Relations                  Or call AT&T Shareowner Services
       www.att.com/ir                                   1-800-947-9727

Proxy/Voting Reminder

Dear Shareholder:

Our records indicate that you have not yet voted your AT&T proxy. If you have returned your proxy card, or voted by telephone or Internet, you can assume that your vote was received after this notice was prepared. If you have not yet voted, please take the time now to vote by telephone, Internet, or by filling out, signing and mailing the enclosed duplicate proxy card in the envelope provided.

THE AT&T BOARD OF DIRECTORS BELIEVES THE PASSAGE OF THE MERGER PROPOSAL IS CRITICAL TO OUR STRATEGY FOR FUTURE GROWTH. TO APPROVE THE MERGER WITH TCI, VOTE "FOR" ITEM 1. A NON-VOTE IS A "NO" VOTE.

Marilyn J. Wasser
Vice President - Law and Secretary